As filed with the Securities and Exchange Commission on December 30, 1999
                                                      Registration No. 333-92711
 ------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                ----------------
                                 AMENDMENT NO. 1
                                       TO
                                    FORM S-8

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                          DENDRITE INTERNATIONAL, INC.
                          ----------------------------
             (Exact name of registrant as specified in its charter)

                                   New Jersey
                                   ----------
         (State or other jurisdiction of incorporation or organization)

                                   22-2786386
                                   ----------
                      (I.R.S. Employer Identification No.)

           1200 Mount Kemble Avenue, Morristown, New Jersey 07960-6797
           -----------------------------------------------------------
   (Address, including zip code, of registrant's principal executive offices)

                          DENDRITE INTERNATIONAL, INC.
                           DEFERRED COMPENSATION PLAN
                          ----------------------------
                            (Full title of the Plan)

                              CHRISTOPHER J. FRENCH
                  Vice President, General Counsel and Secretary
                          DENDRITE INTERNATIONAL, INC.
                            1200 Mount Kemble Avenue
                        Morristown, New Jersey 07960-6797
                        ---------------------------------
                     (Name and address of agent for service)

                                 (973) 425-1200
                                 --------------
          (Telephone number, including area code, of agent for service)

                                     -------
                                 With a copy to:
                              Warren J. Casey, Esq.
                        Pitney, Hardin, Kipp & Szuch LLP
                                  P.O. Box 1945
                          Morristown, New Jersey 07962
                                 (973) 966-8025


                         CALCULATION OF REGISTRATION FEE


Title of securities                  Amount to be       Proposed Maximum     Proposed Maximum        Amount of
 to be registered                     Registered         Offering Price     Aggregate Offering      Registration
                                                          Per Share              Price                 Fee
--------------------                 -------------       -----------------  -------------------     -------------
Deferred Compensation
Obligations                              N/A*                 N/A*                  N/A*                  N/A*
--------------------                 -------------       -----------------  -------------------     -------------


* The deferred compensation obligations under the Dendrite International, Inc.'s Deferred Compensation Plan were registered under the Company's Registration Statement on Form S-8, filed on December 14, 1999 (No. 333-92711).

                       AMENDMENT TO REGISTRATION STATEMENT
                                   ON FORM S-8

                           Incorporation by Reference


         This Amendment No. 1 to Registration Statement on Form S-8 is being filed for the purpose of replacing the Consent of Arthur Andersen LLP, dated October 5, 1999 with the Consent of Arthur Andersen LLP, dated December 29, 1999, and adding the Consent of KPMG LLP, dated December 29, 1999, in connection with the registration of deferred compensation obligations under the Dendrite International, Inc. Deferred Compensation Plan (the "Plan"). The deferred compensation obligations under the Plan were previously registered under Registration Statement on Form S-8, filed on December 14, 1999 (No. 333-92711), incorporated by reference herein pursuant to General Instruction E to Form S-8, except for Item 8 of such Registration Statement.

ITEM 8.  EXHIBITS


Exhibit
No.               Description
---               -----------

3.1 Restated Certificate of Incorporation of the Company dated November 30, 1995 (incorporated by reference to Exhibit 3.1 to the Company's Quarterly Report on Form 10-Q, filed with the Commission on July 30, 1996).

3.2 By-laws of the Company, as amended (incorporated by reference to Exhibit 3.1 to the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 1995, filed with the Commission on November 13, 1995).

4.1               The Dendrite  International,  Inc. Deferred  Compensation Plan
                  (the "Plan") dated as of September 1, 1998 (incorporated by reference to Exhibit 10.1 to the Company's Quarterly Report filed with the Commission on August 14, 1998).

4.2 Deferred Compensation Plan Trust Agreement dated as of September 1, 1998 (incorporated by reference to Exhibit 10.2 to the Company's Quarterly Report filed with the Commission August 14, 1998).

5.1 Opinion of Pitney, Hardin, Kipp & Szuch LLP as to the validity of the obligations under the Plan (previously filed with the Company's Registration Statement on Form S-8 (No. 333-92711)).

23.1 Consent of Pitney, Hardin, Kipp & Szuch LLP (previously filed with the Company's Registration Statement on Form S-8 (No. 333-92711)).

23.2              Consent   of   Arthur   Andersen   LLP,   independent   public
                  accountants.

23.3              Consent of KPMG LLP, independent public accountants.

24.1              Power  of  Attorney   (previously  filed  with  the  Company's
                  Registration Statement on Form S-8 (No. 333-92711)).

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, hereunto duly authorized, in the Township of Harding, State of New Jersey, on the 30th day of December, 1999.

                                        DENDRITE INTERNATIONAL, INC.

                                            GEORGE T. ROBSON
                                        By: --------------------------
                                            George T. Robson
                                            Executive Vice President and
                                            Chief Financial Officer



         Pursuant to the requirements of the Securities Act of 1933, this registration statement on Form S-8 has been signed by the following persons in the capacities and on the dates indicated:

NAME                                TITLE


              *                                Chief Executive Officer,
---------------------------------              President and Director
     John E. Bailye                            (Principal Executive Officer)


              *                                Executive Vice President and
---------------------------------              Chief Financial Officer
    George T. Robson                           (Principal Accounting Officer and
                                                Principal Financial Officer)


              *
--------------------------------
   Bernard M. Goldsmith                           Director


              *
--------------------------------
    Edward J. Kfoury                              Director

              *
---------------------------------
     Paul A. Margolis                             Director


              *
---------------------------------
    John H. Martinson                             Director


              *
--------------------------------
    Terence H. Osborne                            Director



     GEORGE T. ROBSON
By:-----------------------------
     George T. Robson
      Attorney in Fact                                        December 30, 1999

                                  EXHIBIT INDEX


Exhibits
No.               Description

3.1 Restated Certificate of Incorporation of the Company dated November 30, 1995 (incorporated by reference to Exhibit 3.1 to the Company's Quarterly Report on Form 10-Q, filed with the Commission on July 30, 1996).

3.2 By-laws of the Company, as amended (incorporated by reference to Exhibit 3.1 to the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 1995, filed with the Commission on November 13, 1995).

4.1               The Dendrite  International,  Inc. Deferred  Compensation Plan
                  (the "Plan") dated as of September 1, 1998 (incorporated by reference to Exhibit 10.1 to the Company's Quarterly Report filed with the Commission on August 14, 1998).

4.2 Deferred Compensation Plan Trust Agreement dated as of September 1, 1998 (incorporated by reference to Exhibit 10.2 to the Company's Quarterly Report filed with the Commission August 14, 1998).

5.1 Opinion of Pitney, Hardin, Kipp & Szuch LLP as to the validity of the obligations under the Plan (previously filed with the Company's Registration Statement on Form S-8 (No. 333-92711)).

23.1 Consent of Pitney, Hardin, Kipp & Szuch LLP (previously filed with the Company's Registration Statement on Form S-8 (No. 333-92711)).

23.2              Consent   of   Arthur   Andersen   LLP,   independent   public
                  accountants.

23.3              Consent of KPMG LLP, independent public accountants.

24.1              Power  of  Attorney   (previously  filed  with  the  Company's
                  Registration Statement on Form S-8 (No. 333-92711)).